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                                                                    EXHIBIT 10.3

                                   SUBLEASE


This SUBLEASE is made as of the _____day of September, 1998 by and between CORPORATE EXPRESS OFFICE PRODUCTS, INC. a Delaware corporation ("Sublessor"), whose street address is 1 Environmental Way, Broomfield, Colorado 80021, and GAIAM, INC., a Colorado corporation ("Sublessee"), whose street address is 360 Interlocken Blvd., Suite 300, Broomfield, Colorado 80021.

I.   GENERAL
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          1.1  Lease. As used herein, the term "Lease" shall mean the Lease
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Agreement, dated August 28, 1995, between Duke Realty Limited Partnership
("Landlord") and Sublessor. A copy of the Lease is attached hereto as Exhibit 1 and incorporated herein.

          1.2  Premises. As used herein, the term "Premises" shall mean
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approximately 64,400 square feet of floor space which is a portion of the Leased
Premises (as defined in the Lease) located at World Park Building 14, 5443 Duff Drive, Cincinnati, Ohio 45246, (as defined in the Lease) as depicted on the floor plan attached hereto as Exhibit 2 and incorporated herein.

          1.3  Lease Term. As used herein, the term "Lease Term" means the
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period commencing on October 1, 1998, and expiring on October 31, 2000, unless terminated sooner pursuant to any term or provision set forth in this Sublease.

II.  DEMISE OF PREMISES
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          2.1  Demise. Under and subject to the provisions, covenants and
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agreements contained herein and in the Lease, Sublessor hereby subleases and demises to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises for the Lease Term.

          2.2  Early Termination. Both Sublessor and Sublessee shall have the
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right to terminate this Lease prior to the expiration of the Lease Term by giving written notice of termination to the other party at least 180 days prior to the date designated in such notice as the termination date (the "Termination Date"). In the event of such termination, both Sublessor and Sublessee shall be obligated to perform all of their respective obligations under this Lease through the Termination Date.

          2.3  Approval of Landlord. This Sublease has been approved Landlord as
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required by Section 9 of the Lease as evidenced by the Consent set forth on the last page of this Lease.
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III.  BASIC RENT AND OTHER UNITS
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          3.1  Rental Covenant. Sublessee covenants and agrees to pay the Rent,
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as hereinafter defined, to Sublessor during the Lease Term, without notice and without offset, deduction, or abatement.

          3.2  Rent. As used herein, the term "Rent" shall mean an amount equal
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to the product of the Sublessee's Pro Rata Share (as hereinafter defined)
multiplied by the sum of the following amounts payable by Sublessor under the Lease during the Lease Term:

          (1) The total amount of Mininum Rent as that term is defined Section 4 of the Lease.

          (2)  The total amount of Additional Rent as that term is defined in
               Section 5 of the lease.

          (3) The total amount of all utility and other similar charges incurred by Sublessor under Section 6 of the Lease.

          (4) The total amount of all costs incurred by Sublessor under Section 8 of the Lease.

          (5) The total amount of all costs incurred by Sublessor under Section 15 of the Lease.

          (6) The total amount of any and all additional costs and liabilities paid or incurred by Sublessor under the Lease.

Rent shall be payable in advance in monthly installments on October 1, 1998 and continuing on the 1st day of each month thereafter for the balance of the Lease Term. As used herein, the term "Sublessee's Pro Rata Share" shall mean 38.7% which amount is equal to the share that the number of square feet in the Premises (64,400) represents of the total number of square feet leased by Sublessor under the Lease (166,400).

          3.3 Place of Payments. All items of Rent payable by Sublessee to Sublessor under this Sublease shall be paid to Sublessor at the address for Sublessor who is set forth at the beginning of this Sublease.

IV.   OTHER AGREEMENTS OF THE PARTIES
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          4.1  Lease Provisions Binding On Sublessee. All of the terms,
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conditions and provisions contained in the Lease are incorporated herein as terms and conditions of this Sublease. Sublessee shall take subject to and be bound by all of the provisions of the Lease, and shall comply with and shall be obligated to perform all of Sublessor's obligations, duties and liabilities in, under, and with respect to the Lease to the extent that the same apply to the Leased Premises, and shall indemnify and hold Sublessor harmless therefrom and from all liabilities,

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costs and expenses, including, without limitation, reasonable attorney's fees, incurred in connection therewith. Sublessee shall not commit or permit to be committed any act or omission which shall violate any term or condition of the Lease.

          4.2  Premises Taken "As Is". Sublessee agrees that it is taking the
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Premises in an "as is" condition and without warranty of condition, express or implied.

          4.3  No Assignment by Subleases. Sublessee may not assign or otherwise
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transfer any of its rights, duties, liabilities or obligations under this sublease without the prior written consent of Sublessor.

          4.4  Right of Reentry. Sublessor reserves the right to re-enter the
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Premises in the event Sublessor defaults under this Sublease or otherwise to inspect the Premises to verify Sublessee's compliance with the terms of this Sublease.

V.   MISCELLANEOUS
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          5.1  Notices. All notices, demands, consents or other instruments or
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communications provided for under this Sublease and the Lease shall be in writing, shall be signed by or on behalf of the party giving the same and shall be deemed properly given and received (a) when actually received or refused; (b) when actually delivered personally, by messenger service, by fax or telecopy delivery or otherwise; or (c) on the next business day after deposit for delivery by an overnight courier service such as Federal Express, whichever is earliest. All such notices and such instruments shall be delivered or sent with transmission and delivery charges paid, to the address of a party given in the first paragraph of this Sublease or such other address as such party may designate by written notice given to the other party pursuant to the terms set forth in this Section 5.1.

          5.2  No Implied Waiver. No failure by Sublessor to insist upon the
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strict, performance of any term, covenant or agreement contained in this
Sublease, no failure by Sublessor to exercise any right or remedy under this Sublease, and no, acceptance of full or partial payment during the continuance of any default by Sublessee, shall constitute a waiver of any such term, covenant or agreement, or a waiver of any such right or remedy, or a waiver of any such default by Sublessee.

          5.3  Entire Agreement - No Representation. This Sublease and any
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Exhibits referred to herein, constitute the final and complete expression of the parties' agreements with respect to the subject matter hereof. Each party agrees that it has not relied upon or regarded as binding any prior agreements, negotiations, representations, or understandings, whether oral or written, except as expressly set forth herein. Sublessor and Sublessee acknowledge and agree that, except as otherwise may be specifically provided for herein, neither party has made any representations, warranties, or agreements to or on behalf of the other party as to any matter concerning the Premises or this Sublease.

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          5.4   Modifications in Writing. No amendments or modifications of this
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Sublease, and no approvals, consents or waivers by Sublessor under this
Sublease, shall be valid or binding unless in writing and executed by the party to be bound by thereby.

          5.5   Severability. If any provision of this Sublease shall be
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invalid, illegal or unenforceable it shall not affect or impair the validity, legality or enforceability of any other provision of this Sublease, and there shall be substituted for the affected provision, a valid and enforceable provision as similar as possible to the affected provision.

          5.6   Binding Effect. This Sublease shall extend to and be binding
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upon the heirs, personal representatives, successors and assigns of the respective parties hereto. The terms, covenants, agreements and conditions in this Sublease shall be construed as covenants running with the Land.

          5.7   Time of the Essence. Time is of the essence under this Sublease,
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and all provisions herein relating thereto shall be strictly construed.

          5.8   Survival of Provisions. Notwithstanding any termination of this
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Sublease, the same shall continue in force and effect as to any provisions hereof which require observance or performance by Subleasee subsequent to termination.

          5.9   Applicable Law. This lease shall be interpreted and enforced
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according to the laws of the State of Ohio.

          5.10  Captions for Convenience. The headings and captions hereof are
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for convenience only and shall not be considered in interpreting the provisions hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this lease to be executed the day and year first above written.


SUBLESSEE:                         SUBLESSOR:

GAIAM, INC.,                       CORPORATE EXPRESS
a Colorado corporation             OFFICE PRODUCTS, INC.,
                                   a Delaware corporation


By:___________________________     By:______________________________

Its:__________________________     Its:_____________________________

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